UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington-n, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 31, 2004

KHUBLA KHAN, INC.

(Exact name of Registrant as specified in its charter)

Utah	333-46114	87-0650976
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

57-71 # High-Tech Industrial Park Nan Shan District ShenZhen P.R. China		51805
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (011) 86 755-26983825

Items 1-3 and 5-12 are not applicable and therefore omitted.

ITEM 4. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On March 31, 2004, the Company dismissed Randy Simpson CPA, P.C. (“Simpson”) as the Company’s principal independent accountant.  Simpson’s report on the Company’s financial statements for either of the past two years did not contain an adverse opinion or disclaimer of opinion.   The Company’s decision to dismiss Simpson was recommended by the Company’s Board of Directors.  During the Company’s two most recent fiscal years and through the date of Simpson’s dismissal, the Company had no disagreements with Simpson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Simpson’s satisfaction, would have caused Simpson to make reference to the subject matter in connection with its report of the financial statements for such years or interim period through March 31, 2004; and there were no reportable events as described in Item 304(a)(1)(iv)(B).

On March 31, 2004, the Company retained Moores Rowland Mazars as the Company’s principal accountant.

The Company has requested that Simpson provide a letter to the Company and addressed to the Securities and Exchange Commission stating whether they agree with the statements contained herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KHUBLA KHAN

By: /s/ YaLi Xu
Its: Chief Executive Officer
Dated: April 3, 2004